SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):           May 3, 2001


                                  Gehl Company
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      0-18110                      39-0300430
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)




                  143 Water Street, West Bend, Wisconsin 53095
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                         -------------------------------
                         (Registrant's telephone number)



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Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Press Release of Gehl Company, dated May 3, 2001.

Item 9.   Regulation FD Disclosure.
------    ------------------------

     On May 3, 2001, Gehl Company (the "Company") issued a press release disclosing, among other things, the Company's first quarter financial results for the quarter ended March 31, 2001. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K (this "Current Report").

     The Company intends that certain matters disclosed in this Current Report (including in the exhibit hereto) are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company's future financial position, business strategy, targets, projected sales and earnings, and the plans and objectives of management for future operations, are forward-looking statements. When used in this Current Report (including in the exhibit hereto), words such as the Company "believes," "anticipates," "expects" or "estimates" or words of similar meaning are generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, assumptions and other factors, some of which are beyond the Company's control, that could cause actual results to differ materially from those anticipated as of May 3, 2001. Factors that could cause such a variance include, but are not limited to, unanticipated changes in general economic and capital market conditions, the Company's ability to implement successfully its strategic initiatives, market acceptance of newly introduced products, the cyclical nature of the Company's business, the Company's and its customers' access to credit, competitive pricing, product initiatives and other actions taken by competitors, disruptions in production capacity, excess inventory levels, the effect of changes in laws and regulations (including government subsidies and international trade regulations), technological difficulties, changes in environmental laws, the impact of any acquisition effected by the Company, and employee and labor relations. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report (including in the exhibit hereto) are only made as of May 3, 2001, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. In addition, the Company's expectations for fiscal year 2001 are based in part on certain assumptions made by the Company, including those relating to commodities prices, which are strongly affected by weather and other factors and can fluctuate significantly, housing starts and other construction activities, which are sensitive to, among other things, interest rates and government spending, and the performance of the U.S. economy generally. The accuracy of these or other assumptions could have a material effect on the Company's ability to achieve its expectations.



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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GEHL COMPANY



Date:  May 3, 2001                    By:   /s/ Kenneth P. Hahn
                                        ----------------------------------------
                                         Kenneth P. Hahn
                                         Vice President of Finance and Treasurer



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




                                  GEHL COMPANY

                   Exhibit Index to Current Report on Form 8-K
                                Dated May 3, 2001


Exhibit
Number

(99)          Press Release of Gehl Company, dated May 3, 2001.



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